UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K
  ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 3, 2022
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware		1-8606	23-2259884
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas			10036
New York,	New York
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.250% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.125% Notes due 2028	VZ28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ28C	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
0.375% Notes due 2029	VZ29D	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
1.875% Notes due 2030	VZ30A	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ31D	New York Stock Exchange
0.875% Notes due 2032	VZ32	New York Stock Exchange
0.750% Notes due 2032	VZ32A	New York Stock Exchange
1.300% Notes due 2033	VZ33B	New York Stock Exchange
4.750% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
1.125% Notes due 2035	VZ35A	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
1.875% Notes due 2038	VZ38C	New York Stock Exchange
1.500% Notes due 2039	VZ39C	New York Stock Exchange
3.500% Fixed Rate Notes due 2039	VZ39D	New York Stock Exchange
1.850% Notes due 2040	VZ40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ41C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated by reference herein are slides from an investor presentation given by Verizon Communications Inc. ("Verizon") on March 3, 2022. Also attached as Exhibit 99.2 and incorporated by reference herein is a press release dated March 3, 2022, issued by Verizon, and a reconciliation of a non-GAAP financial measure.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.
Non-GAAP Measures
Verizon’s slides include financial information prepared in conformity with generally accepted accounting principles in the United States (GAAP) as well as non-GAAP financial information. It is management's intent to provide non-GAAP financial information to enhance the understanding of Verizon's GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that providing these non-GAAP measures in addition to the GAAP measures allows management, investors and other users of our financial information to more fully and accurately assess both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be directly comparable to that of other companies.

Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio Forecast
Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio Forecast is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its unsecured debt from continuing operations. Net Unsecured Debt is calculated by subtracting secured debt and cash and cash equivalents from the sum of debt maturing within one year and long-term debt. Consolidated Adjusted EBITDA is calculated by adding back interest, taxes and depreciation and amortization expense to net income and excluding the effect of non-operational items and special items that could arise. Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio Forecast is calculated by dividing Net Unsecured Debt by Consolidated Adjusted EBITDA. For purposes of Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio Forecast, Consolidated Adjusted EBITDA is calculated for the last twelve months of the forecasted period.

We have not provided a reconciliation for our Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio Forecast because we cannot, without unreasonable effort, predict the impacts to the special items that could arise during future periods.

Free Cash Flow Forecast
Free cash flow forecast is a non-GAAP financial measure that reflects an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. We believe it is a more conservative measure of cash flow since capital expenditures are necessary for ongoing operations. The free cash flow forecast has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow forecast does not incorporate payments made on finance lease obligations or cash payments for acquisitions of businesses or wireless licenses. Therefore, we believe it is important to view the free cash flow forecast as a complement to our entire consolidated statements of cash flows.

Free cash flow forecast is calculated by subtracting capital expenditures (including capitalized software) from net cash provided by operating activities.
See the accompanying Exhibit 99.2 for the reconciliation of the non-GAAP financial measure to GAAP.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Slides from an investor presentation given on March 3, 2022.
99.2	Press release, dated March 3, 2022, issued by Verizon Communications Inc., and reconciliation of non-GAAP financial measure.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	March 3, 2022	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slides from an investor presentation given on March 3, 2022.
99.2	Press release, dated March 3, 2022, issued by Verizon Communications Inc., and reconciliation of non-GAAP financial measure.
104	Cover Page Interactive Data File (formatted as inline XBRL).